UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 13, 2004

                          IR BIOSCIENCES HOLDINGS, INC.
                          -----------------------------
                 (Exact name of registrant specified in charter)


      Delaware                     033-05384                     13-3301899
   --------------               ----------------             ------------------
     (State of                  (Commission File               (IRS Employer
   Incorporation)                    Number)                 Identification No.)

                         4021 N. 75th Street, Suite 201
                              Scottsdale, AZ 85251
                              --------------------
               (Address of principal executive offices) (Zip Code)

                                 (480) 922-3926
                                 --------------
              (Registrant's telephone number, including area code)


                      8655 East Via De Ventura, Suite E-155
                            Scottsdale, Arizona 85258
                            -------------------------
          (Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant  to Rule 14a-12 under the Exchange  Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 13, 2004, IR Biosciences Holdings, Inc. (the "Registrant") completed a private placement, whereby the Registrant sold an aggregate of $1,650,000 worth of units (each a "Unit" and collectively, the "Units") to accredited investors (as defined by Rule 501 under the Securities Act of 1933, as amended) (the transaction is referred to herein as the "Private Placement").

Pursuant to the terms of the Subscription Agreement, in the form attached hereto as Exhibit 10.1, each Unit was sold for $10,000 (the "Unit Price") and consisted of the following:

         (a) a number of shares (the "Shares") of common stock of the Registrant, par value $0.001 per share (the "Common Stock"), determined by dividing: (i) the Unit Price by (ii) $0.125; and

         (b) a warrant (each a "Warrant" and collectively, the "Warrants") to purchase, at any time prior to the fifth (5th) anniversary following the date of issuance of the Warrant, a number of shares of Common Stock equal to fifty percent (50%) of the number of Shares included within the Unit, at a price equal to fifty cents ($0.50) per share of Common Stock. A form of the Warrant is attached hereto as Exhibit 4.1.

In consideration of the investment, the Registrant granted to each investor certain registration rights and anti-dilution rights, as set forth in Exhibits
4.2 and 4.3, respectively. A complete list of investors participating in the Private Placement is set forth as a schedule to Exhibit 10.1.

On October 13, 2004, the Registrant entered into a settlement agreement (the "Settlement Agreement") with certain creditors (collectively, the "Creditors"), whereby for full and complete satisfaction of claims totaling an aggregate of $147,218.25 (the "Claim Amount"), the Registrant issued the following:

         (a) a number of shares of Common Stock determined by dividing (i) the Claim Amount by (ii) $0.125 (collectively, the "Claim Shares"); and

         (b) warrants (each a "Claim Warrant" and collectively, the "Claim Warrants") to purchase, at any time prior to the fifth (5th) anniversary following the date of issuance of the Claim Warrant, a number of shares of Common Stock equal to fifty percent (50%) of the number of Claim Shares, at a price equal to fifty cents ($0.50) per shares of Common Stock. The Claim Warrants are identical to the Warrants issued in the Private Placement, a form of which is attached hereto as Exhibit 4.1.

The Settlement Agreement is attached hereto as Exhibit 10.2. A complete list of the Creditors is set forth as a schedule to Exhibit 10.2.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

The Shares, the Claim Shares, the Warrants and the Claim Warrants described in
Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. Each of the Creditors and the investors qualify as an accredited investor (as defined by Rule 501 under the Securities Act of 1933, as amended).

Pursuant to the terms of a Placement Agency Agreement, dated September 3, 2004, by and between the Registrant and Joseph Stevens & Co., Inc. ("JSC"), the Registrant issued 3,300,000 shares of Common Stock to JSC, and or its designees, upon the closing of the Private Placement. The shares were issued as consideration for JSC's services as the Registrant's placement agent in the transaction described in Item 1.01 above. The shares were issued in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

The Registrant previously issued convertible promissory notes in the aggregate principal amount of $482,500 (collectively, the "Promissory Notes"). Immediately upon the closing of the Private Placement, and in accordance with the terms of the Promissory Notes, all outstanding principal and accrued interest converted into 3,822,842 shares of Common Stock (the "Conversion Shares"). The Conversion Shares were issued in reliance upon exemptions from registration pursuant to
Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. Each holder of the Promissory Notes qualifies as an accredited investor (as defined by Rule 501 under the Securities Act of 1933, as amended).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:


EXHIBIT
NUMBER                                        DESCRIPTION
-------------  ----------------------------------------------------------------
4.1            Form of Warrant.
4.2            Form of Registration Rights (Annex A to Subscription Agreement).
4.3            Form of Anti-Dilution Rights (Annex B to Subscription Agreement).
10.1           Form of Subscription Agreement.
10.2           Form of Settlement Agreement.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               IR BIOSCIENCES HOLDINGS, INC.

Date: October 19, 2004                             By:  /s/ Michael Wilhelm
                                                   ------------------------
                                                   Michael Wilhelm
                                                   President
                                                   (Duly Authorized Officer)

                                  EXHIBIT INDEX



EXHIBIT
NUMBER                                            DESCRIPTION
-------------  ----------------------------------------------------------------
4.1            Form of Warrant.
4.2            Form of Registration Rights (Annex A to Subscription Agreement).
4.3            Form of Anti-Dilution Rights (Annex B to Subscription Agreement).
10.1           Form of Subscription Agreement.
10.2           Form of Settlement Agreement.